UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2015

____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
Merger Agreement

On August 19, 2015 (the “Signing Date”), Vonage Holdings Corp. (“Vonage”) entered into a definitive agreement to acquire iCore Networks, Inc. (“iCore”), a provider of Unified Communications-as-a-Service (UCaaS) and cloud service solutions for businesses. The acquisition will occur pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among Vonage, Cirrus Acquisition Corp., a Delaware corporation and newly formed indirect, wholly owned subsidiary of Vonage (“Merger Sub”), iCore, and Stephen G. Canton, as representative of the securityholders of iCore (the “Representative”), pursuant to which Merger Sub will, on the terms and subject to the conditions thereof, merge with and into iCore with iCore surviving as an indirect, wholly owned subsidiary of Vonage (the “Merger”).

Consideration

Vonage will acquire iCore for $92 million in cash, subject to adjustment for the amount of iCore’s working capital at closing, and subject to reduction for iCore’s outstanding indebtedness and unpaid transaction expenses as of closing. Vonage is financing the transaction through cash from its balance sheet and from the Company’s revolving credit facility.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), all outstanding options to purchase iCore common stock will be accelerated, such that they are fully vested and exercisable as of the Effective Time, and cashed out at the spread between the exercise price and the applicable merger consideration.

Representations, Warranties and Indemnities

The Merger Agreement contains customary representations, warranties and covenants by the parties, as well as indemnification rights of both parties. A portion of the purchase price will be deposited into escrow to secure certain indemnification obligations under the Merger Agreement in respect of any breach of iCore’s representations, warranties or covenants set forth in the Merger Agreement and in respect of certain other matters.

Approvals

Each of the board of directors of Vonage, Merger Sub and iCore have approved the Merger and Merger Agreement. In addition, following execution of the Merger Agreement, certain stockholders of iCore, together constituting a majority of the outstanding capital stock of iCore, delivered a written consent whereby they approved the Merger and adopted the Merger Agreement. No further board or stockholder approvals are required to approve the Merger.

In addition, certain iCore stockholders have delivered support agreements (the “Support Agreements”), pursuant to which they have agreed to support the Merger and vote their shares of iCore stock against certain alternative transactions relating to iCore. The Support Agreements also contain customary provisions pertaining to waivers of appraisal rights, the use of confidential information related to the Company and an agreement to be bound by the indemnification provisions in the Merger Agreement.

Closing Conditions

The completion of the Merger is subject to customary closing conditions including regulatory approval and the execution of employment arrangements with certain individuals who are currently employees of iCore.

Qualification of Description

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Vonage or iCore. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by iCore to Vonage in connection with the signing of the Merger Agreement (the “Disclosure Letter”). The Disclosure Letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Vonage and iCore rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of any facts about Vonage or iCore.

Item 7.01. Regulation FD Disclosure.

On August 20, 2015, the Company issued a press release announcing the execution of the Merger Agreement. The August 20, 2015 press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger; (ii) future financial and operating results following the Merger; (iii) the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; (iv) the competitive position and opportunities of the combined company; (v) the impact of the Merger on the market for the combined company’s products; and (vi) the timing of the completion of the Merger. In addition, words such as “plan,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should,” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of Vonage’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Vonage. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to: (a) risks related to the integration of iCore into Vonage and the anticipated future benefits resulting from the acquisition of iCore; (b) Vonage’s or the combined company’s ability to react to trends and challenges in our business and the markets in which we operate; (c) Vonage’s or the combined company’s ability to anticipate market needs or develop new or enhanced products to meet those needs; (d) as the UCaaS market evolves, Vonage’s or the combined company’s ability to compete with companies that do not currently compete in the UCaaS market; (e) the adoption rate of Vonage’s or the combined company’s products; (f) Vonage’s or the combined company’s ability to establish and maintain successful relationships with our distribution partners; (g) our ability to compete in our industry; (h) fluctuations in demand, sales cycles and prices for Vonage’s or the combined company’s products and services; (i) shortages or price fluctuations in Vonage’s or the combined company’s supply chain; (j) Vonage’s or the combined company’s ability to protect intellectual property rights; (k) general political, economic and market conditions and events; (l) the expense and impact of legal proceedings; and (m) other risks and uncertainties described more fully in Vonage’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this document are based on information available as of the date hereof, and Vonage assumes no obligation to update these forward-looking statements. Vonage reserves the right to modify future business or product plans at any time.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated August 19, 2015, by and among Vonage Holdings Corp., Cirrus Acquisition Corp., iCore Networks, Inc. and Stephen G. Canton, as the Representative
99.1	Press Release of Vonage issued on August 20, 2015

* Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Vonage hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	August 20, 2015	By:	/s/ David T. Pearson
David T. Pearson Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated August 19, 2015, by and among Vonage Holdings Corp., Cirrus Acquisition Corp., iCore Networks, Inc. and Stephen G. Canton, as the Representative
99.1	Press Release of Vonage issued on August 20, 2015

* Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Vonage hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the SEC.

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